UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2021

Reliant Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                       ☐

Item 7.01 Regulation FD Disclosure.
On January 26, 2021, Reliant Bancorp, Inc. (“Reliant”) issued a press release announcing that its board of directors has authorized a stock repurchase plan pursuant to which Reliant may repurchase up to $10.0 million of shares of Reliant’s outstanding common stock, par value $1.00 per share (the “Repurchase Plan”), a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. All information included in the press release is of the date thereof, and Reliant does not assume any obligation to update such information in the future.
The information set forth in this Item 7.01 (including the information in Exhibit 99.1 hereto) is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.

On January 26, 2021, Reliant announced that its board of directors has authorized the Repurchase Plan. Stock repurchases under the Repurchase Plan will be made from time to time in the open market or privately negotiated transactions, potentially including through a Rule 10b5-1 plan, or otherwise, at the discretion of management of Reliant and in accordance with applicable legal requirements. The timing and amount of share repurchases under the Repurchase Plan will depend on a number of factors, including Reliant’s stock price performance, ongoing capital planning considerations, general market conditions, and applicable legal requirements. Reliant currently anticipates the Repurchase Plan will remain in effect through December 31, 2021, unless the entire authorized amount of shares is sooner repurchased. The Repurchase Plan does not obligate Reliant to repurchase any dollar amount or number of shares, and the Repurchase Plan may be extended, modified, amended, suspended, or discontinued at any time.
Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99.1	Press Release issued by Reliant Bancorp, Inc., dated January 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

All statements, other than statements of historical fact, included in this document that address activities, events or developments that Reliant expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the terms, timing, logistics, and conditions of the Repurchase Plan, Reliant’s compliance with applicable law in connection with the administration of the Repurchase Plan, and Reliant’s utilization of the Repurchase Plan. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about Reliant’s future financial and operating results and Reliant’s plans, objectives, and intentions.

All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Reliant to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the global health and economic crisis precipitated by the coronavirus (COVID-19) pandemic, (2) actions taken by governments, businesses and individuals in response to the coronavirus (COVID-19) pandemic, (3) the pace of recovery when the coronavirus (COVID-19) pandemic subsides, (4) the possible recurrence of the coronavirus (COVID-19), (5) changes in political conditions or the legislative or regulatory environment, including governmental initiatives affecting the financial services industry such as, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (or CARES Act), (6) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (7) increased levels of other real estate, primarily as a result of foreclosures, (8) the impact of liquidity needs on our results of operations and financial condition, (9) competition from financial institutions and other financial service providers, (10) the effect of interest rate increases on the cost of deposits, (11) unanticipated weakness in loan demand or loan pricing, (12) greater than anticipated adverse conditions in the national economy or local economies in which we operate, including in Middle Tennessee, (13) lack of strategic growth opportunities or our failure to execute on available opportunities, (14) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (15) economic crises and associated credit issues in industries most impacted by the coronavirus (COVID-19) pandemic, including the restaurant, hospitality and retail sectors, (16) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (17) our ability to effectively manage problem credits, (18) our ability to successfully implement efficiency initiatives on time and with the results projected, (19) our ability to successfully develop and market new products and technology, (20) the impact of negative developments in the financial industry and United States and global capital and credit markets, (21) our ability to retain the services of key personnel, (22) our ability to adapt to technological changes, (23) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (24) the vulnerability of Reliant Bank’s computer and information technology systems and networks, and the systems and networks of third parties with whom Reliant or Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (25) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (26) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (27) the risk that expected cost savings and revenue synergies from (a) the merger of Reliant and Tennessee Community Bank Holdings, Inc. (“TCB Holdings”) (the “TCB Holdings Transaction”) or (b) the merger of Reliant and First Advantage Bancorp (“FABK”) (the “FABK Transaction” and, together with the TCB Holdings Transaction, collectively, the “Transactions”), may not be realized or may take longer than anticipated to be realized, (28) the effect of the Transactions on our customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant’s common stock, (29) the risk that the businesses and operations of TCB Holdings and its subsidiaries and of FABK and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected, (30) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (31) reputational risk associated with and the reaction of our customers, suppliers, employees, or other business partners to the Transactions, (32) the risk associated with Reliant management’s attention being diverted away from the day-to-day business and operations of Reliant to the integration of the Transactions, and (33) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in Reliant’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the SEC and available on the SEC’s website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond Reliant’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, Reliant can give no assurance that its future results will be as estimated. Reliant does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: January 26, 2021
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and CEO